SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 23, 2004

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                        1-13941               58-0687630
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(State or other Jurisdiction of        (Commission File        (IRS Employer
Incorporation or Organization)             Number)           Identification No.)

          309 E. Paces Ferry Road, N.E.
                Atlanta, Georgia                        30305-2377
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    (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(c)   Exhibits:

Exhibit No.                              Description
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   99.1           Aaron  Rents,  Inc.  press  release  dated  August  23,  2004, announcing an increase in the frequency of its cash dividend payments from semi-annually to quarterly, resulting in a doubling of annual dividend payments. (furnished pursuant to Item 2.02 of Form 8-K).

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 28, 2004, Aaron Rents, Inc. (the "Company") issued a press release to announce an increase in the frequency of its cash dividend payments from semi-annually to quarterly, resulting in a doubling of annual dividend payments. A copy of the press release is attached as Exhibit 99.1.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AARON RENTS, INC.

                                                   By: /s/ Gilbert L. Danielson
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                                                       Gilbert L. Danielson
                                                       Executive Vice President,
Date:  August 23, 2004                                 Chief Financial Officer